UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Sorrento Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sorrento Therapeutics, Inc.

9380 Judicial Drive

San Diego, California 92121

SUPPLEMENT TO THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2016 AND ACCOMPANYING PROXY STATEMENT

On or about May 16, 2016, the proxy statement (the “Proxy Statement”) of Sorrento Therapeutics, Inc. (the “Company”) was made available to stockholders in connection with the solicitation of proxies on behalf of the board of directors of the Company (the “Board”) for use at the 2016 Annual Meeting of Stockholders to be held on June 30, 2016 at Cooley LLP, located at 4401 Eastgate Mall, San Diego, California 92121, and any adjournment or postponement thereof (the “Annual Meeting”). The original Proxy Statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 13, 2016.

This supplement, dated June 8, 2016 (the “Supplement”), supplements and amends the Proxy Statement and is first being distributed to stockholders on or about June 8, 2016. The information contained in this Supplement is in addition to the information required to be provided to our stockholders under the applicable proxy disclosure rules as set forth in the Proxy Statement. Except as specifically supplemented or amended by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

All capitalized terms used in this Supplement and not otherwise defined herein have the meaning ascribed to them in the Proxy Statement.

Our 2015 Annual Report on Form 10-K, the Proxy Statement, this Supplement and a form of proxy are available at www.pstvote.com/sorrento2016 in accordance with the rules of the SEC.

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THIS SUPPLEMENT CAREFULLY IN DECIDING HOW TO VOTE. The Board unanimously recommends that the stockholders vote FOR (1) the election to the Board of the six (6) director nominees for a one-year term to expire at the 2017 annual meeting of stockholders; (2) the ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016; and (3) the amendment to the Company’s Amended and Restated 2009 Stock Incentive Plan, as amended (the “2009 Plan”), to increase the number of shares issuable thereunder to 6,260,000 shares from 3,760,000 shares.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Recent Closings of Private Placements

As of May 12, 2016, there were 40,213,733 shares of our common stock outstanding.

As previously reported in our Current Report on Form 8-K filed with the SEC on April 5, 2016 (the “Prior Form 8-K”), we entered into a Securities Purchase Agreement (the “ABG Purchase Agreement”) with ABG SRNE Limited and Ally Bridge LB Healthcare Master Fund Limited (collectively, “Ally Bridge”), on April 3, 2016. Pursuant to the ABG Purchase Agreement, we issued and sold to Ally Bridge and certain other purchasers designated by Ally Bridge (the “ABG Designated Purchasers” and, collectively with Ally Bridge, the “ABG Purchasers”) between May 31, 2016 and June 7, 2016, in private placements, (1) an aggregate of 9,009,005 shares of our common stock, and (2) warrants to purchase an aggregate of 2,702,700 shares of our common stock (each, an “ABG Warrant”), for an aggregate purchase price of $50,000,000. Each ABG Warrant has an exercise price of $8.50 per share, was immediately exercisable upon issuance, has a term of three years and is exercisable on a cash or cashless exercise basis.

As previously reported in the Prior Form 8-K, we also entered into a Securities Purchase Agreement (together, the “Additional Purchase Agreements”) with each of Beijing Shijilongxin Investment Co., Ltd. (“Beijing Shijilongxin”) and FREJOY Investment Management Co., Ltd. (“Frejoy”), on April 3, 2016. Pursuant to the Additional Purchase Agreements, we issued and sold between May 31, 2016 and June 7, 2016, in separate private placements, (1) to Beijing Shijilongxin, (a) an aggregate of 8,108,108 shares of our common stock, and (b) warrants to purchase an aggregate of 1,176,471 shares of our common stock (the “Beijing Warrants”), for an aggregate purchase price of $45,000,000; and (2) to Frejoy, (i) an aggregate of 8,108,108 shares of our common stock , and (ii) warrants to purchase an aggregate of 1,176,471 shares of our common stock (the “Frejoy Warrants”), for an aggregate purchase price of $45,00,000. Each of the Beijing Warrants and the Frejoy Warrants have an exercise price of $8.50 per share, were immediately exercisable upon issuance, have a term of three years and are exercisable on a cash or cashless exercise basis.

As of June 7, 2016, the record date for the Annual Meeting, 65,491,378 shares of our common stock were issued and outstanding.

Legal Proceedings

The Company and the Board were recently named in two lawsuits related to the announcement of four transactions through which investors will purchase up to $150 million of shares of our common stock (the “Transactions”). On April 25, 2016, Wildcat Liquid Alpha, LLC (“WLA”) filed an action in Delaware state court seeking inspection of documents related to the Transactions. Later, on May 13, 2016, WLA filed a derivative action in Delaware state court against each of the members of the Board and against the Company as nominal defendant alleging, among other things: (1) breach of fiduciary duty with respect to the Transactions; (2) breach of fiduciary duty with respect to the formation of, and certain options and warrants issued by, certain of the Company’s subsidiaries to Dr. Ji and members of the Board; (3) waste of corporate assets; and (4) unjust enrichment. WLA also generally alleges mismanagement, including questioning the Company’s decisions to make passive investments in other corporations.

The Company believes the allegations lack merit and plans on vigorously defending against the lawsuits.

Voting; Revocability of Proxies

Except as described above, this Supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. As a stockholder, your vote is very important and the Board encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting and regardless of the number of shares of our common stock that you own.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. If you have already submitted your proxy card and wish to change your vote based on any of the information contained in this Supplement, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting.

If you are a stockholder of record as of the close of business on June 7, 2016, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by:

•	submitting written notice of revocation or another proxy with new voting instructions to our Corporate Secretary at Sorrento Therapeutics, Inc., 9380 Judicial Drive, San Diego, California 92121 at any time up to and including the last business day preceding the day of the Annual Meeting;

•	timely submitting another proxy with new voting instructions via the Internet voting system;

•	submitting written notice of revocation or another proxy with new voting instructions to the chairperson of the Annual Meeting on the day of the Annual Meeting; or

•	voting in person at the Annual Meeting.

If you hold your shares in street name and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or nominee in accordance with that entity’s procedures. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.